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                                                                    EXHIBIT 21.1

                    SUBSIDIARIES OF PRATT HOTEL CORPORATION

                                                                  STATE
          NAME                           ADDRESS                ORGANIZED

PPI Corporation                     13455 Noel Road             New Jersey
                                    Suite 2200, LB48
                                    Dallas, TX  75240

PPI Funding Corp.                   13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX  75240

Pratt Casino Corporation            13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX 75240

PCPI Funding Corp.                  13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX  75240

GB Holdings, Inc.                   13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX 75240

Greate Bay Hotel and Casino, Inc.   136 S. Kentucky Avenue      New Jersey
                                    Atlantic City, NJ 08401

GB Property Funding Corp.           13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX 75240

Pratt-Hollywood, Inc.               13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX  75240

BPHC Acquisition, Inc.              136 S. Kentucky Avenue      New Jersey
                                    Atlantic City, NJ 08401

Advanced Casino Systems             13455 Noel Road             Delaware
 Corporation                        Suite 2200, LB48
                                    Dallas, TX 75240

BPHC Parking Corp.                  136 S. Kentucky Avenue      New Jersey
                                    Atlantic City, NJ 08401

Pratt Hotel Management              13455 Noel Road             Texas
  Corporation                       Suite 2200, LB48
                                    Dallas, TX  75240
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              SUBSIDIARIES OF PRATT HOTEL CORPORATION (CONTINUED)

                                                                  STATE
          NAME                           ADDRESS                ORGANIZED

Pratt Hotel Funding, Inc.           13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX  75240

PCVI, Inc.                          13455 Noel Road             Texas
                                    Suite 2200, LB48
                                    Dallas, TX  75240

SJPR Management, Inc.               13455 Noel Road             Texas
                                    Suite 2200, LB48
                                    Dallas, TX  75240

SJPR, Inc.                          13455 Noel Road             Texas
                                    Suite 2200, LB48
                                    Dallas, TX  75240

PRT Funding Corp.                   13455 Noel Road             Delaware
                                    Suite 2200, LB48
                                    Dallas, TX  75240

New Jersey Management, Inc.         13455 Noel Road             New Jersey
                                    Suite 2200, LB48
                                    Dallas, TX 75240